UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

Vaxart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 Oyster Point Boulevard, Suite 9A, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2020, as described below, the stockholders of Vaxart, Inc. (“Vaxart” or the “Company”) approved the amendment to the Vaxart, Inc. 2019 Equity Incentive Plan (as so amended, the “Amended Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 6,400,000 shares to 8,000,000 shares.

As previously disclosed, the Amended Plan authorizes the grant of equity-based compensation to the Company’s employees, directors and consultants, and provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

A description of the material terms of the Amended Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 24, 2020 (the “2020 Proxy Statement”). In addition, the foregoing description of the Amended Plan is qualified in its entirety by reference to the text of the Amended Plan, which will be filed with the Company’s next periodic report.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2020 Annual Meeting (as defined below), the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares and decrease the par value of the Company’s capital stock from $0.10 to $0.0001. On June 8, 2020, the Certificate was filed with the Secretary of State of the State of Delaware. The Certificate is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) on June 8, 2020 at 385 Oyster Point Boulevard, Suite 9A, South San Francisco, California 94080. At the 2020 Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the 2020 Proxy Statement. The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the 2020 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the seven nominees for directors to serve until Vaxart’s 2021 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Wouter Latour, M.D.	33,842,198	238,288	22,551,920
Steven Boyd	33,546,744	533,682	22,551,920
Todd C. Davis	33,181,392	899,034	22,551,920
Michael J. Finney	30,397,420	3,863,006	22,551,920
Andrei Floroiu	33,724,248	356,178	22,551,920
Keith Maher, M.D.	33,655,583	424,843	22,551,920
Robert A. Yedid	32,919,705	1,160,721	22,551,920

Proposal 2. Stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to (i) increase the authorized number of shares of common stock from 100,000,000 to 150,000,000 shares and (ii) decrease the par value of the Company’s capital stock from $0.10 per share to $0.0001 per share. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,691,728	9,739,391	1,201,227	—

Proposal 3. Stockholders approved the amendment to the Vaxart, Inc. 2019 Equity Incentive Plan, increasing the number of shares of common stock reserved for issuance thereunder by 6,400,000 to 8,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,617,314	5,326,840	136,272	22,551,920

Proposal 4. Stockholders ratified the selection of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,955,793	829,715	846,838	—

Proposal 5. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,880,270	745,928	454,228	22,551,920

Item 8.01.     Other Events.

On June 8, 2020, the Company and Armistice Capital Master Fund, Ltd. (“Armistice”) entered into amendments (the “Warrant Amendments”) to (i) the  Common Stock Purchase Warrant, issued as of April 11, 2019, to purchase 4,090,909 shares of common stock of the Company, par value $0.10 per share (“Common Stock”; such warrant, the “$1.10 Warrant”), and (ii) the Common Stock Purchase Warrant, issued as of September 30, 2019, to purchase 16,666,667 shares of Common Stock (the “$0.30 Warrant”; together with the $1.10 Warrant, the “Original Warrants”), each of which is held by Armistice.

Each of the Warrant Amendments increases the beneficial ownership limitation in those instruments from 4.99%, in the case of the $1.10 Warrant, and 9.99%, in the case of the $0.30 Warrant, to 19.99% in each. The Warrant Amendments also remove the requirement to provide 60 days’ notice to the Company of an increase in the beneficial ownership limitation. All other terms of the Original Warrants will remain in full force and effect.

The foregoing description of the Warrant Amendments is qualified in its entirety by reference to the copies thereof to be filed as an exhibit to the next periodic report of the Company.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number     Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Vaxart, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: June 9, 2020
	By:	/s/ Wouter W. Latour, M.D.
Wouter W. Latour, M.D.
President and Chief Executive Officer